UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2007
THORATEC CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	1-8145 (Commission file number)	94-2340464 (I.R.S. Employer Identification Number)

6035 Stoneridge Drive Pleasanton, California (Address of principal executive offices)	94588 (Zip Code)
Registrant’s telephone number, including area code: (925) 847-8600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
     On March 1, 2007, Thoratec Corporation (“Thoratec”) issued a press release announcing that, due to its ongoing review of the company’s equity-based compensation practices, including the underlying documentation and procedures, and related accounting, for such practices, the filing of its Annual Report on Form 10-K for the year ended December 30, 2006 would be delayed. A copy of the press release relating to these announcements is attached hereto as Exhibit 99.1.
Item 9.01.   Financial Statements and Exhibits.
   (c)     Exhibits

Exhibit	Description

99.1	Press Release of Thoratec Corporation, dated March 1, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 1, 2007

THORATEC CORPORATION
By:	/s/ David Smith
David Smith
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of Thoratec Corporation, dated March 1, 2007.